EXHIBIT 99.3
--------------------------------------------------------------------------------

On August 1, 2001, Scioto Downs Inc. (the Company) acquired all of the outstanding common shares of Mid-America Racing Association, Inc. (Mid-America). The consideration was $150,000, which consisted of $50,000 paid at closing and two non-interest bearing promissory notes for the remainder due $50,000 each in August 2002 and 2003. Mid-America owns a racing permit entitling it to conduct harness horse racing, typically immediately following the live racing season of the Company. The lease of racing facilities between Mid-America and the Company was terminated as of the acquisition date.

The accompanying unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the combined financial position or results of operations which may be reported in future periods nor the financial position or results of operations which actually would have been realized had the Company and Mid-America been a combined company during the specified periods, nor had the acquisition been consummated on the date indicated. Actual statements of operations of the companies will be combined commencing from August 1, 2001, the effective date of the acquisition. The unaudited pro forma financial statements and related notes are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements and related notes of Mid-America included elsewhere in this filing, and the historical financial statements and related notes of the Company contained in the Company's Annual Report on Form 10-K for the year ended October 31, 2000.

The accompanying unaudited pro forma financial statements give effect to the acquisition by the Company of Mid-America using the purchase method of accounting. The unaudited pro forma financial statements are based upon the respective historical audited and unaudited consolidated financial statements and related notes of the Company and Mid-America. The pro forma adjustments are preliminary and are based upon management's estimates of the value of the tangible and intangible assets acquired. The purchase price allocation will be completed after asset and liability valuations are final. The preliminary allocations are based on assumptions that the Company's management believes are reasonable. Actual adjustments may result in a different allocation of the purchase price, which could affect the value assigned to the tangible and intangible assets or could result in changes to the statement of operations. The effect of these changes on the statement of operations will depend on the nature and amount of adjustments to the assets and liabilities. See the notes to the unaudited pro forma financial statements.

The unaudited pro forma balance sheet as of July 31, 2001 gives effect to the acquisition of Mid-America as if it had occurred on that date and combines the Company's unaudited July 31, 2001 balance sheet with Mid-America's unaudited July 31, 2001 balance sheet.

The unaudited pro forma statements of operations for the twelve months ended October 31, 2000 and for the nine months ended July 31, 2001 gives effect to the acquisition of Mid-America as if it occurred on November 1, 1999. The financial data for Mid-America included in the pro forma statement of operations for the twelve months ended October 31, 2000 is based upon the audited results for that year. The financial data for Mid-America included in the pro forma statement of operations for the nine months ended July 31, 2001 is based on the unaudited results for that period.

SCIOTO DOWNS, INC. UNAUDITED PRELIMINARY PRO FORMA
BALANCE SHEET (UNAUDITED)
JULY 31, 2001
--------------------------------------------------------------------------------


                                                                   HISTORICAL                     PRO FORMA ADJUSTMENTS
                                                     ---------------------------------------   ------------------------------
                                                       SCIOTO DOWNS          MID-AMERICA          AMOUNT         REFERENCE
                                                     ------------------   ------------------   --------------  --------------
ASSETS
Current assets
    Cash and cash equivalents                        $   374,287           $   615,984          $   (50,000)        a
    Restricted cash                                       12,792                29,950                 --
    Accounts receivable, net                             372,788               132,361                 --
    Prepaid expense and other                             48,155                 5,740                 --
    Refundable income taxes                                 --                  14,436                 --
                                                     -----------           -----------          -----------
      Total current assets                               808,022               798,471              (50,000)
                                                     -----------           -----------          -----------
Property and equipment, net                            5,807,497                 2,348                 --
Accounts receivable--related parties, net                253,072                  --               (225,000)        b
Other noncurrent assets                                   62,341                32,816                 --
Intangible assets                                           --                    --                582,970         a
                                                     -----------           -----------          -----------

      Total assets                                   $ 6,930,932           $   833,635          $   307,970
                                                     ===========           ===========          ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
    Accounts payable, trade                          $   275,142           $   220,747          $      --
    Accounts payable, related party                         --                 517,169             (517,169)        b
    Current maturities, term debt                        144,004                  --                   --
    Accrued expenses                                     304,489               231,946               40,000         a
    Deferred revenue                                        --                 156,750                 --
    Purses payable and simulcast purse fund              425,001               265,422                 --
    Current maturities, promissory notes                    --                    --                 46,838         a
                                                     -----------           -----------          -----------
      Total current liabilities                        1,148,636             1,392,034             (430,331)
                                                     -----------           -----------          -----------

Minimum pension liability                                136,025               136,025                 --
                                                     -----------           -----------          -----------

Promissory notes, less current maturities                   --                    --                 43,877         a
                                                     -----------           -----------          -----------

Term debt, net of current maturities                   2,666,523                  --                   --
                                                     -----------           -----------          -----------

Stockholders' equity
    Common stock                                         625,555                 9,440               (9,440)        c
    Additional paid-in-capital                         2,037,300               462,560             (462,560)        c
    Retained earnings (accumulated deficit)              406,669            (1,030,399)           1,030,399         c
    Accumulated other comprehensive loss                 (89,776)             (136,025)             136,025         c
                                                     -----------           -----------          -----------
      Total stockholders' equity                       2,979,748              (694,424)             694,424
                                                     -----------           -----------          -----------

        Total liabilities and stockholders' equity   $ 6,930,932           $   833,635          $   307,970
                                                     ===========           ===========          ===========



                                                         PRO FORMA
                                                     ------------------
ASSETS
Current assets
    Cash and cash equivalents                           $   940,271
    Restricted cash                                          42,742
    Accounts receivable, net                                505,149
    Prepaid expense and other                                53,895
    Refundable income taxes                                  14,436
                                                        -----------
      Total current assets                                1,556,493
                                                        -----------
Property and equipment, net                               5,809,845
Accounts receivable--related parties, net                    28,072
Other noncurrent assets                                      95,157
Intangible assets                                           582,970
                                                        -----------

      Total assets                                      $ 8,072,537
                                                        ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
    Accounts payable, trade                             $   495,889
    Accounts payable, related party                            --
    Current maturities, term debt                           144,004
    Accrued expenses                                        576,435
    Deferred revenue                                        156,750
    Purses payable and simulcast purse fund                 690,423
    Current maturities, promissory notes                     46,838
                                                        -----------
      Total current liabilities                           2,110,339
                                                        -----------

Minimum pension liability                                   272,050
                                                        -----------

Promissory notes, less current maturities                    43,877
                                                        -----------

Term debt, net of current maturities                      2,666,523
                                                        -----------

Stockholders' equity
    Common stock                                            625,555
    Additional paid-in-capital                            2,037,300
    Retained earnings (accumulated deficit)                 406,669
    Accumulated other comprehensive loss                    (89,776)
                                                        -----------
      Total stockholders' equity                          2,979,748
                                                        -----------

        Total liabilities and stockholders' equity      $ 8,072,537
                                                        ===========

See Notes to Unaudited Preliminary Pro Forma Financial statements.

SCIOTO DOWNS, INC. PRELIMINARY PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------


                                                                           HISTORICAL                    PRO FORMA ADJUSTMENTS
                                                             --------------------------------------  -----------------------------
                                                                SCIOTO DOWNS        MID-AMERICA         AMOUNT        REFERENCE
                                                             ------------------- ------------------  -------------  --------------
Nights of live racing and simulcasting                                  61                 55
Dark days of simulcasting                                               10                  9

OPERATING REVENUES
    Pari-mutuel commissions and breakage                      $  6,025,407       $  5,070,466         $       --
      Less pari-mutuel taxes                                       925,064            771,219                 --
                                                              ------------       ------------         ------------
                                                                 5,100,343          4,299,247                 --
    Export signal revenue                                          273,628            340,377                 --
    Admissions                                                     109,742             79,685                 --
    Concessions, programs, parking and other                       777,199            471,470              102,807       d
    Entry fees and purse monies added by others                    752,713          1,838,735                 --
    Rental income from leased facilities                           409,045               --               (409,045)      d
    Pari-mutuel tax abatement earned                               369,225               --                   --
    Simulcasting shared revenue, net                                68,892             68,892                 --
                                                              ------------       ------------         ------------
                                                                 7,860,787          7,098,406             (306,238)
                                                              ============       ============         ============

OPERATING EXPENSES
    Purses                                                       2,957,929          3,739,793                 --
    Salaries and wages                                           1,251,320          1,062,927                 --
    Simulcasting fees                                              681,138            586,386                 --
    Rent of track facilities, net                                     --              306,238             (306,238)      d
    Depreciation and amortization                                  553,810             15,095                 --
    Other operating and general expenses                         2,528,790          1,687,817                 --
                                                              ------------       ------------         ------------
                                                                 7,972,987          7,398,256             (306,238)
                                                              ------------       ------------         ------------

      Loss from operations                                        (112,200)          (299,850)                --

Other income                                                        17,712             20,149                 --

Net interest expense                                              (146,525)           (60,191)              (6,323)      e
                                                              ------------       ------------         ------------

    Net loss before income tax benefit                            (241,013)          (339,892)              (6,323)

Income tax benefit                                                  11,000               --                   --
                                                              ------------       ------------         ------------

    Net loss                                                  $   (230,013)      $   (339,892)        $     (6,323)
                                                              ============       ============         ============

Net loss per common share--basic and diluted                  $      (0.39)
                                                              ============

Dividends per common share                                    $       0.10
                                                              ============

Weighted average common shares
    outstanding--basic and diluted                                 595,767
                                                              ============



                                                                  PRO FORMA
                                                              -------------------
Nights of live racing and simulcasting                                  116
Dark days of simulcasting                                                19

OPERATING REVENUES
    Pari-mutuel commissions and breakage                       $ 11,095,873
      Less pari-mutuel taxes                                      1,696,283
                                                               ------------
                                                                  9,399,590
    Export signal revenue                                           614,005
    Admissions                                                      189,427
    Concessions, programs, parking and other                      1,351,476
    Entry fees and purse monies added by others                   2,591,448
    Rental income from leased facilities                               --
    Pari-mutuel tax abatement earned                                369,225
    Simulcasting shared revenue, net                                137,784
                                                               ------------
                                                                 14,652,955
                                                               ============

OPERATING EXPENSES
    Purses                                                        6,697,722
    Salaries and wages                                            2,314,247
    Simulcasting fees                                             1,267,524
    Rent of track facilities, net                                      --
    Depreciation and amortization                                   568,905
    Other operating and general expenses                          4,216,607
                                                               ------------
                                                                 15,065,005
                                                               ------------

      Loss from operations                                         (412,050)

Other income                                                         37,861

Net interest expense                                               (213,039)
                                                               ------------

    Net loss before income tax benefit                             (587,228)

Income tax benefit                                                   11,000
                                                               ------------

    Net loss                                                   $   (576,228)
                                                               ============

Net loss per common share--basic and diluted                   $      (0.97)
                                                               ============

Dividends per common share                                     $       0.10
                                                               ============

Weighted average common shares
    outstanding--basic and diluted                                  595,767
                                                               ============

See Notes to Unaudited Preliminary Pro Forma Financial statements.

SCIOTO DOWNS, INC. PRELIMINARY PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE NINE MONTHS ENDED JULY 31, 2001
--------------------------------------------------------------------------------

                                                                           HISTORICAL                    PRO FORMA ADJUSTMENTS
                                                             --------------------------------------  -----------------------------
                                                                SCIOTO DOWNS        MID-AMERICA         AMOUNT        REFERENCE
                                                             ------------------- ------------------  -------------  --------------
Nights of live racing and simulcasting                                  61                  10
Dark days of simulcasting                                              137                   4

OPERATING REVNUES
    Pari-mutuel commissions and breakage                      $  7,331,782        $    816,375        $       --
      Less pari-mutuel taxes                                       996,547             119,125                --
                                                              ------------        ------------        ------------
                                                                 6,335,235             697,250                --
    Export signal revenue                                          229,721              43,576                --
    Admissions                                                      79,137              24,587                --
    Concessions, programs, parking and other                       420,284             106,669              21,090       d
    Entry fees and purse monies added by others                    760,563              71,893                --
    Rental income from leased facilities                           103,930                --               (48,350)      d
    Pari-mutuel tax abatement earned                               170,118                --                  --
                                                              ------------        ------------        ------------
                                                                 8,098,988             943,975             (27,260)
                                                              ------------        ------------        ------------
OPERATING EXPENSES
    Purses                                                       3,504,538             371,024                --
    Salaries and wages                                           1,361,920             507,387                --
    Simulcasting fees                                              949,474              93,982                --
    Rent of track facilities, net                                     --                27,260             (27,260)      d
    Depreciation                                                   431,502              10,591                --
    Other operating and general expenses                         2,867,809             608,331                --
                                                              ------------        ------------        ------------
                                                                 9,115,243           1,618,575             (27,260)
                                                              ------------        ------------        ------------
      Loss from operations                                      (1,016,255)           (674,600)               --

Other income                                                        46,012              96,853                --

Net interest expense                                              (139,439)             (2,077)             (2,371)      e
                                                              ------------        ------------        ------------
    Net loss before income tax benefit (expense)                (1,109,682)           (579,824)             (2,371)

Income tax benefit (expense)                                        33,541                --                  --
                                                              ------------        ------------        ------------
    Net loss                                                  $ (1,076,141)       $   (579,824)       $     (2,371)
                                                              ============        ============        ============
Net loss per common share--basic and diluted                  $      (1.81)
                                                              ============
Weighted average common shares
    outstanding--basic and diluted                                 595,767
                                                              ============

                                                                 PRO FORMA
                                                             -------------------
Nights of live racing and simulcasting                                   71
Dark days of simulcasting                                               141

OPERATING REVNUES
    Pari-mutuel commissions and breakage                        $  8,148,157
      Less pari-mutuel taxes                                       1,115,672
                                                                ------------
                                                                   7,032,485
    Export signal revenue                                            273,297
    Admissions                                                       103,724
    Concessions, programs, parking and other                         548,043
    Entry fees and purse monies added by others                      832,456
    Rental income from leased facilities                              55,580
    Pari-mutuel tax abatement earned                                 170,118
                                                                ------------
                                                                   9,015,703
                                                                ------------
OPERATING EXPENSES
    Purses                                                         3,875,562
    Salaries and wages                                             1,869,307
    Simulcasting fees                                              1,043,456
    Rent of track facilities, net                                       --
    Depreciation                                                     442,093
    Other operating and general expenses                           3,476,140
                                                                ------------
                                                                  10,706,558
                                                                ------------
      Loss from operations                                        (1,690,855)

Other income                                                         142,865

Net interest expense                                                (143,887)
                                                                ------------
    Net loss before income tax benefit (expense)                  (1,691,877)

Income tax benefit (expense)                                          33,541
                                                                ------------
    Net loss                                                    $ (1,658,336)
                                                                ============
Net loss per common share--basic and diluted                    $      (2.78)
                                                                ============
Weighted average common shares
    outstanding--basic and diluted                                   595,767
                                                                ============

See Notes to Unaudited Preliminary Pro Forma Financial Statements.

SCIOTO DOWNS, INC. NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1.     Pro Forma Adjustments

       Certain pro forma adjustments have been made to the accompanying historical financial statements of the Company and Mid-America Racing Association (Mid-America) to give effect to the acquisition of all the outstanding common shares of Mid-America for $150,000. The unaudited pro forma balance sheet as of July 31, 2001 gives effect to the acquisition as if it had occurred on July 31, 2001. The unaudited pro forma statements of operations for the year ended October 31, 2000 and the nine months ended July 31, 2001 give effect to the acquisition as if it had occurred on November 1, 1999.

       The following adjustments have been reflected in the unaudited pro forma financial statements:

       (a) Reflects the consideration of $150,000 of which $50,000 was paid at the closing and the remaining $100,000 consists of non-interest-bearing promissory notes that are due $50,000 each in August 2002 and 2003. These promissory notes have been discounted at an interest rate of 6.75%. In addition, the adjustment reflect the entries required under the purchase method of accounting. The total purchase price has been allocated to the tangible and intangible assets and liabilities of Mid-America based upon their estimated fair values. The amounts and components of the purchase price, along with the preliminary allocation of the purchase price, are presented below.

                                                Purchase Price
Cash paid in closing                                                                                 $   50,000
Present value of current portion of non-interest-bearing promissory notes                                46,838
Present value of non-interest-bearing promissory notes, less current maturities                          43,877
Other direct acquisition costs                                                                           40,000
Liabilities assumed, net of valuation allowance provided for amounts due
     from Mid-America                                                                                 1,235,890
Cash acquired                                                                                          (645,934)
                                                                                                     ----------

    Total                                                                                            $  770,671
                                                                                                     ==========


                                    Preliminary Purchase Price Allocation

Accounts receivable, net                                                                             $  132,361
Other assets                                                                                             55,340
Intangible assets                                                                                       582,970
                                                                                                     ----------

    Total                                                                                            $  770,671
                                                                                                     ==========

SCIOTO DOWNS, INC. NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

       The resulting intangible assets will be recorded in accordance with Statement of Financial Accounting Standards No. 141, Business Combinations, which is effective for acquisitions after June 30, 2001. In accordance with this standard, the resulting intangible assets have been preliminarily determined to have an indefinite useful life and, as a result, will not be amortized. Each reporting period, management will determine whether events or circumstances continue to support an indefinite useful life. In addition, in accordance with Statement of Financial Accounting Standards No. 142, Goodwill and other intangible assets, the resulting intangible assets will be tested for impairment at least annually.

       (b) To eliminate related-party accounts receivable and accounts payable between the Company and Mid-America. The Company had recorded a valuation allowance of $292,169 against the total receivable of $517,169.

       (c)    To eliminate Mid-America's historical equity accounts.

       (d)    To eliminate transactions between the Company and Mid-America.

       (e) To reflect imputed interest on the non-interest-bearing promissory notes issued as consideration for the acquisition.